UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2002

SSP Solutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26227	33-0757190

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

SSP Solutions, Inc.
17861 Cartwright Road
Irvine, California 92614

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(949) 851-1085

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     CONVERTIBLE NOTE FINANCING

Pursuant to a Securities Purchase, Registration Rights and Security Agreement dated as of April 16, 2002, Crestview Capital Fund, L.P., Crestview Capital Fund II, L.P., Crestview Offshore Fund, Inc., Robert Geras, Richard P. Kiphart and Nefilim Associates, LLC (collectively, the “Purchasers”) have agreed to purchase an aggregate of approximately $5,800,000 in Secured Convertible Promissory Notes due December 31, 2005 (the “Notes”) and related common stock purchase warrants to purchase an aggregate of up to approximately 3,477,000 shares of the Registrant’s common stock (the “Warrants”).

The Notes were issued on April 16, 2002 in exchange for $4,000,000 in cash and the exchange of approximately $1,800,000 of the Registrant’s outstanding 8% Subordinated Convertible Notes dated December 17, 2001. The Notes bear interest at an annual rate of 10%. Each Note is initially convertible into shares of the Registrant’s common stock, at the election of the Purchaser, at the conversion price of $1.00 per share. The Notes and any accrued and unpaid interest will automatically be converted at the then-applicable conversion price on or prior to their repayment in full or conversion if (i) the closing sale price of a share of the Registrant’s common stock equals or exceeds $3.00 for 20 consecutive trading days, (ii) the average daily trading volume during the 20 trading day period equals or exceeds 100,000 shares, and (iii) the Registrant previously has filed a Registration Statement with the Securities and Exchange Commission with respect to the shares of common stock issuable upon conversion of the Notes, and as payment of interest theron, and upon exercise of the Warrants, and such Registration Statement previously has been declared effective by the SEC and the effectiveness thereof continues throughout each day of the 20 trading day period. The Notes contain anti-dilution and protective provisions that provide for adjustments to their conversion prices in the event of certain issuances of securities below the then-applicable conversion price and upon the occurrence of certain other events such as a distribution of assets. The Notes are secured by all of the Registrant’s assets.

The Warrants are three-year warrants, have an initial exercise price of $1.30 per share and include cashless exercise provisions. The Warrants contain anti-dilution and protective provisions that provide for adjustments to their exercise prices in the event of certain issuances of securities below the then-applicable conversion price and upon the occurrence of certain other events such as a distribution of assets.

Immediately after the close of this transaction, the Registrant would have approximately 30,000,000 shares of common stock outstanding if all of the Notes were converted into common stock and all of the Warrants were exercised. However, certain beneficial ownership limitations contained in each Note prohibit the conversion thereof to the extent that it would result in the holder beneficially owning in excess of 4.999% of the then issued and outstanding shares of the Registrant’s common stock, including shares issuable with respect to a conversion of a Note after application of that limitation. This beneficial ownership limitation may be waived by the holder of a Note upon at least 61 days’ prior written notice to the Registrant or upon the occurrence of certain events constituting a change in control of the Registrant. In addition, unless the Registrant’s stockholders otherwise consent, the Registrant is not obligated to issue shares of its common stock, with respect to all Notes, in excess of an aggregate of 19.9999% of the issued and outstanding shares of its common stock as of the date of issuance of the Notes. However, stockholders having a majority of the voting power of the company have indicated their intention to consent, at the Registrant’s next stockholders’ meeting, to conversion of the Notes into an excess of 19.9999% of the issued and outstanding shares of the Registrant’s common stock.

The Registrant has agreed to register for resale with the Securities and Exchange Commission shares of its common stock underlying the Notes and the Warrants, including shares of common stock that may be issued as payment of interest on the Notes.

At the time of the Note financing transaction, the Registrant also issued to Kris Shah and Marvin Winkler, the Registrant’s Co-Chief Executive Officers and Co-Chairmen of the Board, non-convertible unsecured promissory notes due December 31, 2005 in the principal amounts of $152,775.84 and $500,000, respectively, in connection with a loan made by each of them to the Registrant. These notes bear interest at an annual rate of 10%. The amount represented by the promissory note issued to Mr. Shah resulted from his payment to the Registrant of $500,000, of which $347,224.16 constituted repayment of a long-term promissory note issued in favor of the Registrant in the original principal amount of $500,000, and of which $152,775.84 constituted a loan from Mr. Shah to the Registrant. The Registrant agreed to accept the present value of the long-term promissory note, or $347,224.16, which was calculated using a 20% annual discount rate for the period commencing on the repayment date and ending on the maturity date of the long-term note.

     2002 ANNUAL MEETING

We are preparing to hold our 2002 annual meeting of stockholders at 2:00 p.m., local time, on Thursday, June 27, 2002 at the Irvine Residence Inn, located at 2855 Main Street, Irvine, California 92614. All holders of record of our outstanding common stock as of May 8, 2002 will be entitled to vote at the annual meeting.

Our proxy statement circulated to stockholders in connection with our 2001 annual meeting provided that proposals by stockholders that are intended for inclusion in the proxy statement and proxy to be presented at our next annual meeting of stockholders must have been received by us by March 27, 2002 in order to be considered for inclusion in our proxy materials.

As a result of the earlier date established by our board of directors for our 2002 annual meeting, we hereby notify our stockholders that proposals by stockholders that are intended for inclusion in our proxy statement and proxy to be presented at the 2002 annual meeting should have been received by us by March 27, 2002, as indicated in our proxy statement circulated in connection with our 2001 annual meeting, in order to have been considered for inclusion in our proxy materials. No proposals received after that date will be included in the proxy materials for our 2002 annual meeting. Additionally, for all other proposals to be timely, a stockholder’s notice must be delivered to, or mailed and received at, the our principal executive offices no later than May 1, 2002. If a stockholder fails to so notify us of any such proposal prior to that date, our management will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in our proxy statement).

     PRESS RELEASE

On April 17, 2002, the Registrant publicly disseminated a press release announcing the transactions described above.

The full text of the press release issued by the Registrant on April 17, 2002 concerning the foregoing is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Securities Purchase, Registration Rights and Security Agreement dated as of April 16, 2002 by and among the investors named therein and the Registrant
10.2	Form of Secured Convertible Promissory Note dated April 16, 2002
10.3	Form of Warrant to Purchase Common Stock dated April 16, 2002
10.4	Promissory Note dated April 16, 2002 by the Registrant in favor of Kris Shah
10.5	Promissory Note dated April 16, 2002 by the Registrant in favor of Marvin Winkler
99.1	Press Release dated April 17, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSP SOLUTIONS, INC.

By:	/s/ Marvin J. Winkler

Marvin J. Winkler, Co-Chief Executive Officer and Co-Chairman of the Board

Date: April 22, 2002

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Securities Purchase, Registration Rights and Security Agreement dated as of April 16, 2002 by and among the investors named therein and the Registrant
10.2	Form of Secured Convertible Promissory Note dated April 16, 2002
10.3	Form of Warrant to Purchase Common Stock dated April 16, 2002
10.4	Promissory Note dated April 16, 2002 by the Registrant in favor of Kris Shah
10.5	Promissory Note dated April 16, 2002 by the Registrant in favor of Marvin Winkler
99.1	Press Release dated April 17, 2002